iCom
     Network

March  8,  1999

To:

From:

Re:  Memo  of  UnderstandingBInternet  Kiosks

This Memo of Understanding (hereinafter "MOU") is between (company) (hereinafter "Contract Vendor") and iCom Network, Inc. (hereinafter "iCom") regarding the service and maintenance of iCom's installed Internet Kiosks.

1.)     Icom  owns  and  operates public internet Kiosks under the brand name of
NetSiteJ and/or NetZoneJ throughout the U.S. which requires service and maintenance.

2.) Contract Vendor agrees to service, collect monies from, repair, clean and otherwise perform general maintenance in Contract Vendor's territory to Internet Kiosks so designated by iCom in a timely and professional manner using qualified and experienced technicians. Contract Vendor must maintain a reasonable quality of service acceptable to iCom based on industry standards.

3.)     Contract  Vendor agrees to review online Internet Kiosk reports provided by iCom to determine daily status of kiosks and perform any repair service calls needed within 24 hours.

4.)     Contract Bendor agrees to perform a miimum of (1) service call per month per  kiosk  to  change dollar bill boxes and perform general cleaning functions.

5.) Contract Bendor agrees to properly label and send via Federal Express using iCom's account number on a weekly basis all dollar bill boxes removed from kiosks. Contract Vendor understands the contents of the dollar bill boxes are not t be removed and/or tampered with in any form.

6.)     Icom agrees to pay Contract Vendor a fee of (fees) revenue per kiosk per month for services performed. Contract Vendor must provide iCom an invoice every month for services rendered.

7.)     Icom  agrees  to  provide  Contract Vendor all necessary parts needed to perform  service  and  repair  functions  on  kiosks.

8.)     Each  party  shall  have  the right to terminate this MOU immediately by written notice to the other if the party has materilly breached any obligation herein.

Both  parties  have  reviewed  this  MOU and agree to abide by all requirements.


/s/  Eric  Wagner
Eric  Wagner

iCom  Network,  Inc.
10225  Barnes  Canyon  Rd  Suite  A-111
San  Diego,  CA  92121